Segment information	12 Months Ended
Dec. 31, 2017
Segment information
22. Segment information
Results of operating segments are reviewed by the Company’s chief operating decision maker to make decisions about resources to be allocated to the segments and assess their performance.
The Company conducts its business in two principal operating segments: the development project in Europe (Timok Project, plus other assets), and the mining operations in Africa (BMSC). For segmented reporting purposes, the Company’s reportable operating segments are comprised of Europe, Africa, and all other business activities and operating segments that are not reportable (North America).
Total assets	December 31, 2017	December 31, 2016 (Restated – note 27)
Europe	$501,700	$526,567
Africa	472,411	552,084
North America	112,241	160,175
Total	1,086,352	1,238,826

Total liabilities	December 31, 2017	December 31, 2016 (Restated – note 27)
Europe	$6,244	$12,725
Africa	117,394	139,878
North America	9,573	23,764
Total	$133,211	$176,367

The principal products of the Company’s mining operations in Africa are copper and zinc concentrates, containing by-products of gold and silver. Cash and cash equivalents of $116,099 are located outside of Africa at December 31, 2017 (December 31, 2016 - $197,936). Information related to the reportable operating segments is as follows:

	Revenues		Cost of sales		Net income (loss) attributable to Nevsun shareholders
	Year ended December 31,
	2017	2016	2017	2016 (Restated – note 27)	2017	2016 (Restated – note 27
Europe	$-	$-	$-	$-	$(41,614)	$(13,353)
Africa	289,397	230,705	266,148	148,022	(22,317)	28,318
North America	-	-	-	-	(20,794)	(17,638)
Total	$289,397	$230,705	$266,148	$148,022	$(84,725)	$(2,673)